UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

Bentley Systems, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39548	95-3936623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Stockton Drive

Exton, PA 19341

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 458-5000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	BSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 21, 2023, Bentley Systems, Incorporated (the “Company”) entered into a Sixth Amendment to Amended and Restated Credit Agreement by and among the Company, certain of its subsidiaries, PNC Bank, National Association, as administrative agent, and the lenders party thereto (“Sixth Amendment”) in connection with the Amended and Restated Credit Agreement, dated as of December 19, 2017, by and among the Company, PNC Bank, National Association, as administrative agent, and the lenders from time to time party thereto (as previously amended, the “Credit Facility”).

The Sixth Amendment, which is effective as of June 23, 2023, replaces the interest rates based on the London Interbank Offered Rate (“LIBOR”) and related LIBOR-based mechanics applicable to borrowings under the Credit Facility with interest rates based on the forward-looking Secured Overnight Financing Rate (“SOFR”) and related SOFR-based mechanics, and updates certain other provisions of the Credit Facility to reflect the transition from LIBOR to SOFR.

The foregoing description of the Sixth Amendment is qualified in its entirety by the full text of the Sixth Amendment, which is filed herewith as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Sixth Amendment, dated as of June 21, 2023, to the Amended and Restated Credit Agreement dated as of December 19, 2017, by and among the Company, PNC Bank National Association, as administrative agent, and the lenders party thereto

104	Cover Page Interactive Data File (formatted as inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Bentley Systems, Incorporated
Date: June 23, 2023
	By:	/s/ David R. Shaman
	Name:	David R. Shaman
	Title:	Chief Legal Officer and Corporate Secretary